         AFTER RECORDING RETURN TO:                               EXHIBIT 99.5
         Robert A. Smejkal
         P.O. Box 654
         Eugene, OR  97440




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                             SUBORDINATION AGREEMENT

                  This Subordination Agreement is made and entered into this 25TH day of AUGUST, 1999, by and among Morrow Snowboards, Inc. ("Morrow"), Robert K. Morrow, Inc. ("RKMI"), as Collateral Agent for the ratable benefit of the Participating Creditors of Morrow listed in Exhibit A attached hereto, and Dennis R. Pekkola and Carol L. Pekkola (collectively, "Pekkola").

                                   WITNESSETH:

                  On or about July 6, 1999, Morrow, being the owner of the following described property in Marion County, Oregon to-wit:

                  2600 Pringle Road, S.E., Salem, OR 97302, a legal description of which is attached hereto in Exhibit B (the "Property")

executed and delivered a certain trust deed (the "RKMI Trust Deed") to secure
(i) Morrow's indebtedness to the Participating Creditors under that certain Payment Agreement effective June 17, 1999 by and among Morrow, RKMI and certain of Morrow's creditors (the "Payment Agreement"), and (ii) Morrow's obligations to RKMI under the Payment Agreement and the RKMI Trust Deed. The RKMI Trust Deed was recorded on July 7, 1999 in the records of Marion County, Oregon as Control No. 1614279.

                  Pekkola is about to loan the sum of $675,000 to Morrow, with interest thereon at the rate of twelve percent (12%) per annum. This loan is to be secured by Morrow's trust deed upon the Property (the "Pekkola Trust Deed") and is to be repaid on or before June 28, 2000.

                  RKMI has heretofore agreed and consented to subordinate the RKMI Trust Deed on the terms and conditions and subject to the limitations described below.


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                  NOW, THEREFORE, for value received, and for the purpose of inducing Pekkola to make the loan described above, RKMI hereby covenants, consents and agrees that the RKMI Trust Deed shall be subject and subordinate to the Pekkola Trust Deed, and that the Pekkola Trust Deed shall be prior and superior to the RKMI Trust Deed, but only to the extent that the obligations secured by the Pekkola Trust Deed do not exceed, at any one time in the aggregate, (i) $500,000 or, (ii) in the event that Morrow makes the $250,000 initial payment required by Paragraph 2(a)(i) of the Payment Agreement on or before August 27, 1999, $750,000; PROVIDED, HOWEVER, that in the event the Pekkola Trust Deed is not duly recorded within thirty (30) days after the date hereof, this Subordination Agreement shall be null and void and of no further force or effect.

                  It is expressly understood and agreed that nothing herein contained shall be construed to change, alter or impair the liens arising from the RKMI Trust Deed, except as hereinabove expressly set forth.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement, and Morrow and RKMI have caused their names to be signed by an officer or other person duly authorized to do so by order by their boards of directors.

MORROW SNOWBOARDS, INC.


By:    /s/ BLAIR MULLIN
     ---------------------------
     Blair Mullin, President

STATE OF OREGON       )
                      )    ss.
County of Marion      )

         This instrument was acknowledged before me on AUGUST 24, 1999, by Blair Mullin as President of Morrow Snowboards, Inc.


                                     /s/ DEBRA SUE SMITH
                                 ------------------------------------
                                 Notary Public for Oregon
                                 My Commission Expires: JULY 10, 2002


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ROBERT K. MORROW, INC.

By:   /s/ ROBERT K. MORROW
   --------------------------------
   Robert K. Morrow, President

STATE OF OREGON       )
                      )  ss.
County of Multnomah   )

         This instrument was acknowledged before me on AUGUST 19, 1999, by Robert K. Morrow as President of Robert K. Morrow, Inc.

                                     /s/ NANCY READ
                                  -------------------------------------
                                  Notary Public for Oregon
                                  My Commission Expires: 9/13/99


 /s/ DENNIS R. PEKKOLA
----------------------------------
Dennis R. Pekkola

STATE OF OREGON       )
                      )  ss.
County of DESCHUTES   )

         This instrument was acknowledged before me on AUGUST 23, 1999, by Dennis R. Pekkola.

                                     /s/ TODD OWEN
                                 ---------------------------------------
                                 Notary Public for Oregon
                                 My Commission Expires: 3/15/02

 /s/ CAROL L. PEKKOLA
---------------------------------
Carol L. Pekkola

STATE OF OREGON       )
                      )  ss.
County of DESCHUTES   )

         This instrument was acknowledged before me on AUGUST 23, 1999, by Carol L. Pekkola.

                                          /s/ TODD OWEN
                                     -----------------------------------
                                     Notary Public for Oregon
                                     My Commission Expires: 3/15/02


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